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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

      Filed Pursuant to Section 13 or 15(d) of the Securities Act of 1934

         Date of Report (Date of earliest event reported) June 30, 1998



                           LIFEQUEST MEDICAL, INC.
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             (Exact name of registrant as specified in its charter)



               Delaware              0-20532                    74-2559866
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         (State or other           (Commission                 (IRS Employer
          jurisdiction of          File Number)             Identification No.)
          incorporation)


12961 Park Central, Suite 1300, San Antonio, Texas                     78216
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code    (210) 495-8787
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                               Not Applicable
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         (Former name or former address, if changed since last report)
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Item 1.          Change in Control of Registrant.

         Not Applicable.


Item 2.          Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.          Bankruptcy or Receivership.

         Not  Applicable.


Item 4.          Changes in Registrant's Certifying Accountant.

         Not Applicable.


Item 5.          Other Events.

         LifeQuest Medical, Inc., a Delaware corporation (the "Company"), issued 370,000 shares of the Company's Common Stock, at a per share price of $3.25, with an aggregate value of $1,202,500 in exchange for approximately four percent (4%) of the ownership interests Ana-Tech, L.L.C, pursuant to a Subscription Agreement dated June 9, 1998.

         Additionally, the Company entered into an Assignment Agreement dated June 30, 1998 between the Company and Ana-Tech, L.L.C., pursuant to which the Company assigned all of its rights, duties and obligations under its Osteoport device patent license agreement. As consideration for such assignment, the Company received $600,000 and will receive a five percent (5%) royalty on future gross sales of the Osteoport device.


Item 6.          Resignations of Registrant's Directors.

         Not Applicable.


Item 7.          Financial Statements and Exhibits.

         (a)     Financial Statements.

                 Not Applicable.





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         (b)     Pro Forma Financial Information.

                 Not Applicable.

         (c)     Exhibit Index.

         Exhibit 99.1 Unaudited Pro Forma Balance Sheet of LifeQuest Medical, Inc. dated May 31, 1998.


Item 8.          Change in Fiscal Year.

         Not Applicable.


Item 9.  Sale of Equity Securities Pursuant to Regulation S.


         Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LIFEQUEST MEDICAL, INC.


                                        By: /s/ Randall K. Boatright
                                           ---------------------------------
                                            Randall K. Boatright,
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Accounting Officer)


DATE:  July 1, 1998



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                              INDEX TO EXHIBITS


EXHIBIT
NUMBER         DESCRIPTION
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  99.1         Unaudited Pro Forma Balance Sheet of LifeQuest Medical, Inc.
               dated May 31, 1998.